EXHIBIT 32.1


CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICERS
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)



In connection with the Annual Report of Exterra Energy Inc. (the "Company") on Form 10-KSB for the year ended May 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon McDougall, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:


     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.




                                                    /S/ GORDON C. MCDOUGALL
                                                    ----------------------------
                                                    Gordon C. McDougall
                                                    Chief Executive Officer
                                                    August 29th, 2007